EXHIBIT 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement, dated effective December 31, 2002 between North American Technologies Group, Inc., a Delaware corporation (the “Company”), and Avalanche Resources, Ltd. (“Holder”).

1.    Definitions.    The following terms have the following meanings:

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in Texas.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

“Common Stock” means shares of the common stock of the Company, par value $ .001 per share.

“Debenture” means the Convertible Debenture, # CD 02-001, dated as of the date of this Agreement issued by the Company to Holder in the original principal amount of $2,000,000.00.

“Registration Securities” means any securities of the Company proposed to be sold by or for the account of the Company or any person other than the Company pursuant to a Registration Statement under the Securities Act on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form) for the general registration of the securities.

“Registrable Securities” means the Debenture, the Warrant and the shares of common stock of the Company which are issuable upon conversion of the Debenture or which are issuable upon exercise of the Warrant, and any shares of capital stock or other securities of the Company issued upon any stock dividends, stock splits, combinations or similar recapitalizations of such shares.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

“NASD” means the National Association of Securities Dealers, Inc., or any successor corporation thereto.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission.

“Warrant” means the Warrant, # W 02-001, dated as of the date of this Agreement issued by the Company to Holder and covering 2,000,000 shares of the Common Stock of the Company.

2.    Piggyback Registration.

(a)    If the Company proposes to file a Registration Statement covering the sale of any Registration Securities, the Company will give written notice to Holder at least thirty days before the initial filing with the Commission of the Registration Statement. The notice shall set forth the intended method of disposition of the Registration Securities.

(b)    If Holder desires to have any Registrable Securities registered in the Registration Statement, Holder shall notify the Company in writing (within ten Business Days after the date of receipt of such offer from the Company) of the number of Registrable Securities for which Holder requests registration. The Company shall thereupon include in such filing the number of Registrable Securities for which Holder requests registration and shall use commercially reasonable efforts to effect registration under the Securities Act of the Registrable Securities.

(c)    If Holder decides not to include all the Registrable Securities in the Registration Statement, Holder nevertheless shall continue to have the right to include Registrable Securities in any subsequent Registration Statement or Registration Statements as may be filed by the Company, in each instance upon the terms and conditions set forth herein.

3.    Registration Procedures.

(a)    If the Company is required under paragraph 2 to register any Registrable Securities, the Company will as expeditiously as possible, subject to Holder’s compliance with Holder’s obligations herein:

  (i)    prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and take all reasonable actions to cause such Registration Statement to become and remain effective until the earlier of (A) the date on which all Registrable Securities shall have been sold; or (B) the date on which all remaining Registrable Securities may be sold immediately to the public, without volume limitations, pursuant to Rule 144(k) under the Securities Act;

 (ii)    prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such Registration Statement until the time specified in paragraph 3(a)(i);

(iii)    furnish to Holder such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as Holder may reasonably request;

   (iv)    take all reasonable actions required to prevent the entry of any stop order issued or threatened by the Commission or any state regulatory authority with respect to the Registration Statement covering the Registrable Securities, and take all reasonable actions to remove it if entered;

    (v)    take all actions to register or qualify the Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States as shall be reasonably requested by each Holder (provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it shall not then be qualified of to file any general consent to service of process), and do such other reasonable acts and things as may be required to enable such Holder to consummate the disposition in such jurisdiction of the Registrable Securities covered by such Registration Statement;

   (vi)    enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

  (vii)    otherwise take all reasonable actions to comply with all applicable rules and regulations of the Commission; and

(viii)     take all reasonable actions to cause all Registrable Securities to be listed on any securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which shares of the Company of the same class as the Registrable Securities shall then be listed.

(b)    If Registration Securities are being registered in connection with an underwritten offering of the securities, Holder shall participate in such underwriting prorata with the holders of the Registration Securities on the basis of the securities being registered. The Company’s obligation to register the Registrable Securities is subject to the condition precedent that Holder furnish to the Company such information regarding the Registrable Securities held by Holder as shall be reasonably requested by the Company and the managing underwriter and that Holder execute and deliver an underwriting agreement and any other questionnaires, powers of attorney or other typical underwriting documents in a form and substance required by the Company and managing underwriter, if any, with respect to the registration in which Holder is participating.

(c)    Holder agrees that with respect to any securities that are held by Holder or Holder’s affiliates of the same class as the Registrable Securities and that are not being registered pursuant to paragraph 2 in an underwritten registration, Holder will agree, if requested by the managing underwriter to do so, that Holder will not, directly or indirectly, sell, transfer or otherwise dispose of any such shares for a period of not more than 180 days following the closing of an underwritten registration of the Registrable Securities, provided that the Company and each of its executive officers have agreed to similar restrictions having a duration at least as great as that applicable to Holder.

4.    Expenses.    All expenses incurred in complying with this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for the Company, expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdiction pursuant to paragraph 3, shall be paid by the Company, except that the Company shall not be liable for any fees, discounts or commissions to any underwriter with respect to the Registrable Securities and shall not be liable for any attorney’s fees or other expenses incurred by Holder incident to the registration of the Registrable Securities or complying with Holder’s obligations under this Agreement (other than as provided by paragraph 7 below).

5.    Indemnification.

(a)    If Registrable Securities are registered under the Securities Act pursuant to this Agreement, the Company shall indemnify, defend and hold harmless Holder against any losses, claims, damages or liabilities, joint or several, to which such Holder may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which the Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Holder for any legal or any other expenses reasonably incurred by such Holder or such director, officer or participating person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by Holder specifically for use therein or so furnished for such purpose by any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Holder and shall survive the transfer of any Registrable Securities by Holder.

(b)    Subject to the last sentence of this paragraph 5(b), Holder shall indemnify, defend and hold harmless the Company, its directors and officers and each other person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or other person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to the Company by Holder specifically for use in the following documents and contained, on the effective date thereof, in any Registration Statement under which the Registrable Securities were registered under the Securities Act at the request of Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto. Holder’s indemnity obligation shall not exceed the amount of the aggregate net proceeds received by Holder in connection with the registration and sale of the Registrable Securities, plus any amount payable by Holder pursuant to paragraph 7 hereof.

(c)    Upon the assertion of any third party claim that may give rise to liability pursuant to paragraph 5(a) or paragraph 5(b), the indemnitee shall promptly give written notice to the indemnitor of such claim. Failure to give notice in a situation whereby the indemnitee may suffer irreparable injury or undue hardship due to delay does not relieve the indemnitor from liability pursuant to this paragraph 5. The indemnitor shall have the opportunity to have the party against whom the claim is asserted represented by counsel of the indemnitor’s choosing at the indemnitor’s own expense, who is reasonably satisfactory to the indemnitee, in connection with the defense of any claim in respect of which the indemnitee may be entitled to indemnification under this Agreement; provided, however, that the indemnitee shall at all times have the right to fully participate in such defense at his or its own expense. If, after such opportunity, the indemnitor does not defend, the indemnitee shall have the right but not the obligation to undertake the defense, compromise or settlement of such claim on behalf of, for the account of and at the risk of the indemnitor, provided, however, the foregoing does not obligate the indemnitee to defend such claims. The indemnitee shall cooperate with the indemnitor at the indemnitee’s expense in the defense of such claim as may be reasonably requested by the indemnitor.

  6.    Rule 144.    The Company agrees that during the time it is a reporting company under the Securities Exchange Act of 1934, it will use commercially reasonable efforts to assure that the public information requirements of paragraph (c) of Rule 144 promulgated under the Securities Act are met at all times prior to the date that Holder is eligible to sell pursuant to paragraph (k) of Rule 144 any Registrable Securities that Holder has not elected to have registered in a Registration Statement. The Company further agrees to take the same actions as Holder reasonably requests to sell pursuant to Rule 144 Registrable Securities that have not been registered as the Company takes for the benefit of any other holder of the Company’s securities to allow or facilitate sales by such other holder pursuant to Rule 144 of shares that have not been registered and sold in a Registration Statement.

  7.    Remedies.    The Company’s obligation to register the Registrable Securities shall be specifically enforceable, in addition to any other remedy available to Holder. The prevailing party in any suit brought to enforce or interpret this Agreement shall be entitled to recover the party’s reasonable attorney’s fees and disbursements relating to such suit in addition to any other relief awarded.

  8.    Waiver.    The failure of a party to enforce any provision of this Agreement shall not constitute a waiver of such party’s right to thereafter enforce such provision or to enforce any other provision at any time.

  9.    Modification.    The terms of this Agreement cannot be modified except by a written instrument signed by all parties to this Agreement.

10.    Entire Agreement.    This written document, together with any other written document executed contemporaneously herewith, represents the final agreement of the parties with respect to the subject matter of this document and may not be contradicted by evidence of prior or contemporaneous oral agreements of the parties. There are no unwritten oral agreements between the parties regarding the subject matter of this document.

11.    Governing Law.    THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF TEXAS (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS).

12.    Notice.    All notices and other communications under this Agreement shall be in writing and shall be deemed properly served (a) on the date of delivery, if delivered by hand; (b) on the third day following mailing, if sent by certified mail, return receipt requested, postage prepaid; (c) on the date following delivery to an overnight courier, if served by overnight courier. Notices shall be addressed to Holder at the Holder’s address appearing on the books of the Company maintained for such purpose and to the Company at its principal office, Attention: the President. Each party may change its address for notice by notice to the other party.

13.    Severability.    No partial invalidity of this Agreement shall affect the remainder.

14.    Successors/Assigns.    This Agreement and the covenants of each party contained in this Agreement shall be binding upon and shall inure to the benefit of the parties’ successors and assigns.

15.    Usage.    As the context requires, the gender of all words used herein shall include any other gender and the number of all words shall include the singular and the plural. References to a statute and rules and regulations of the Commission include references to the statute, rules and regulations as amended and any corresponding statute, rules and regulations hereafter in effect.

NORTH AMERICAN TECHNOLOGIES GROUP, INC.

By:	/s/ Henry W. Sullivan
Henry W. Sullivan, President

AVALANCHE RESOURCES, LTD.

By:	AVALANCHE MANAGEMENT CORPORATION, General Partner

By:	/s/ Kevin Maddos
Kevin Maddox, President